Liberty Variable Investment Trust
                       Newport Tiger Fund, Variable Series

                         Supplement to Prospectus dated
                                   May 1, 2002


The following replaces the text describing Newport Fund Management, Inc. (Newport) and the portfolio managers for the Newport-advised funds under the heading TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISORS AND PORTFOLIO
MANAGERS:

NEWPORT
Newport, an investment advisor since 1987, is the Sub-Advisor of the Japan Opportunities Fund and the Tiger Fund. Newport'sprincipal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of December 31, 2002, Newport managed over $536 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 1.00% and 0.70% ofthe average daily net assets of the Japan Opportunities Fund and Tiger Fund, respectively.

David Smith, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), hasmanaged or co-managed the Japan Opportunities Fund since its inception in May, 2000, and has managed various other funds or accounts on behalf of Newport since October, 1994.

Jamie Chui, a vice president of Newport, has co-managed the Japan Opportunities Fund since August, 2001, and was an analyst covering Asia Pacific companies from November, 2000 to July, 2001. Prior to joining Newport, Ms. Chui was a research investment associate at Putman Investments from December, 1997 to November, 2000. Prior to December, 1997, Ms. Chui was a domestic fixed income research associate with Loomis, Sayles & Company, L.P.

Eric Robert Lewis Sandlund, senior equity portfolio manager of Newport and Newport Pacific, is manager of the Tiger Fund and has served in that capacity since August, 2002. Prior to joining Newport, he was managing director and chief investment officer of Merrill Lynch Investment Managers (Asia Pacific) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, he was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Ltd. in Hong Kong from 1994 to 1999.


                                                               February 5, 2003